UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2016
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INTEL CORPORATION
 (Exact name of registrant as specified in its charter)
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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2200 Mission College Blvd., Santa Clara, California 95054-1549
 (Address of principal executive offices) (Zip Code)
(408) 765-8080
 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) Election of New Director
On September 14, 2016, the Board appointed Dr. Tsu-Jae King Liu to the Audit Committee of the Board, effective immediately.  The Board also has determined that Dr. Liu qualifies as "independent" in accordance with the published listing requirements of NASDAQ, including those requirements specifically applicable to Audit Committee members.  As previously disclosed, Dr. Liu was elected a director, effective July 7, 2016, by the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Suzan A. Miller
Suzan A. Miller
Date: September 15, 2016	Vice President, Deputy General Counsel and Corporate Secretary